NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL SUM REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL SUM AND ACCRUED INTEREST SET FORTH BELOW.

7% PROMISSORY NOTE

OF

BOXLIGHT CORPORATION

Issuance Date: May 16, 2018
Total Face Value of Note: $500,000

THIS NOTE is a duly authorized Promissory Note of Boxlight Corporation a corporation duly organized and existing under the laws of the State of Nevada (the "**Company**"), designated as the Company's 7% Promissory Note due February 16, 2019 (**"Maturity Date"**) in the principal amount of $500,000 (the "**Note**").

FOR VALUE RECEIVED, the Company hereby promises to pay to the order of **Harbor Gates Capital, LLC** or its registered assigns or successors-in-interest (the **"Holder"**) the Principal Sum of $500,000 (the **"Principal Sum"**) and to pay "guaranteed" interest on the principal balance hereof at an amount equivalent to 7% of the Principal Sum, to the extent such Principal Sum and "guaranteed" interest and any other interest, fees, liquidated damages and/or items due to Holder herein have not been repaid or converted into the Company's Common Stock (the **"Common Stock"**), in accordance with the terms hereof. The sum of $500,000 shall be remitted and delivered to the Company.

This Note will become effective only upon the execution by both parties, including the execution of Exhibits B, C, D, and the Irrevocable Transfer Agent Instructions (the "**Date of Execution**") and delivery of the initial payment of consideration by the Holder (the "**Effective Date**").

Contemporaneously with the execution of this Note, and as an investment incentive, the Company shall issue to the Holder 5,715 shares (the "**Origination Shares**").

This Note may be prepaid by the Company, in whole or in part, according to the following schedule:

Days Since Effective Date	Prepayment Amount
0-270	100% of Principal Amount

After 270 days from the Effective Date this Note may not be prepaid without written consent from Holder, which consent may be withheld, delayed or denied in Holder's sole and absolute discretion. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day (as defined below), the same shall instead be due on the next succeeding day which is a Business Day. If the Note is in default, per Section 1.00(a) below, the Company may not prepay the Note without written consent of the Holder.

For purposes hereof the following terms shall have the meanings ascribed to them below:

"Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York are authorized or required by law or executive order to remain closed.

"***Principal Amount***" shall refer to the sum of (i) the original principal amount of this Note (including the original issue discount, prorated if the Note has not been funded in full), and (ii) all guaranteed but unpaid interest hereunder, in each case previously paid or added to the Principal Amount.

"***Principal Market***" shall refer to the primary exchange on which the Company's common stock is traded or quoted.

"Trading Day" shall mean a day on which there is trading or quoting for any security on the Principal Market.

"Underlying Shares" means the shares of common stock into which the Note is convertible (including interest, and/or principal payments in common stock as set forth herein) in accordance with the terms hereof.

The following terms and conditions shall apply to this Note:

Section 1.00 <u>Defaults and Remedies.</u>

(a) <u>Events of Default</u>. An "**Event of Default**" is one or more of the following that that is not cured within 3 trading days after notice is provided by the Holder to the Company: (i) a default in payment of any amount due hereunder which default continues for more than 5 Trading Days after the due date; (ii) a default in the timely issuance of underlying shares upon and in accordance with terms of Section 2.00, which default continues for 2 Trading Days after the Company has failed to issue shares or deliver stock certificates within the 5th Trading Day following the Conversion Date; (iii) failure by the Company for 3 days after notice

has been received by the Company to comply with any material provision of this Note; (iv) any default of any mortgage, indenture or instrument which may be issued, or by which there may be secured or evidenced any indebtedness, for money borrowed by the Company or for money borrowed the repayment of which is guaranteed by the Company, whether such indebtedness or guarantee now exists or shall be created hereafter; (v) any failure of the Company to satisfy its "filing" obligations under the Securities Exchange Act of 1934, as amended (the "**1934 Act**") and the rules and guidelines issued by OTC Markets News Service, OTCMarkets.com and their affiliates; (vi) failure of the Company to remain in good standing with its state of domicile; (vii) any failure of the Company to provide the Holder with information related to its corporate structure including, but not limited to, the number of authorized and outstanding shares, public float, etc. within 3 Trading Days of request by Holder; (viii) failure by the Company to maintain the Required Reserve in accordance with the terms of Section 2.00(b); (ix) any delisting from a Principal Market for any reason; (x) failure by Company to maintain a Transfer Agent of record or failure by Company to notify Holder of a change in Transfer Agent within 72 hours of such change; (xi) any trading suspension imposed by the United States Securities and Exchange Commission (the "**SEC**") under Sections 12(j) or 12(k) of the 1934 Act; or (xii) failure by the Company to meet all requirements necessary to satisfy the availability of Rule 144 to the Holder or its assigns, including but not limited to the timely fulfillment of its filing requirements as a fully-reporting issuer registered with the SEC, requirements for XBRL filings, and requirements for disclosure of financial statements on its website.

(b) Remedies. If an Event of Default occurs, the outstanding Principal Amount of this Note owing in respect thereof through the date of acceleration, shall become, at the Holder's election, immediately due and payable in cash. In connection with such acceleration described herein, the Holder need not provide, and the Issuer hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the note until such time, if any, as the Holder receives full payment pursuant to this Section 1.00(b). No such rescission or annulment shall affect any subsequent event of default or impair any right consequent thereon. Nothing herein shall limit the Holder's right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Issuer's failure to timely deliver certificates representing shares of Common Stock upon conversion of the Note as required pursuant to the terms hereof.

(c) Conversion Right. If a default occurs solely due to the fact the Note is not retired on or before the Maturity Date (the "**Maturity Default**"), the Company shall have three (3) trading days to cure such Maturity Default from the Holder's providing notice to the Company thereof, and such notice shall be in accordance with the terms and conditions set forth in Section 4.00(b)(v). If, following the three (3) trading day cure period, the Maturity Default remains, and subject to the terms hereof and restrictions and limitations contained herein, the Holder shall have the right, at the Holder's sole option, to convert in whole or in part the outstanding and unpaid Principal Amount under this Note into shares of Common Stock at the Maturity Default Conversion Price, but not to exceed the Restricted Ownership Percentage, as defined in Section 2.00(c). The "**Maturity Default Conversion Price**" shall be equal to $4.00. The date of any conversion notice ("**Conversion Notice**") hereunder shall be referred to herein as the "**Conversion Date**".

Section 2.00 Conversion.

(a) Stock Certificates or DWAC. The Company will deliver to the Holder, or Holder's authorized designee, no later than 5 Trading Days after the Conversion Date, a certificate or certificates (which certificate(s) shall be free of restrictive legends and trading restrictions if the shares of Common Stock underlying the portion of the Note being converted are eligible under a resale exemption pursuant to Rule 144(b)(1)(ii) and Rule 144(d)(1)(ii) of the Securities Act of 1933, as amended) representing the number of shares of Common Stock being acquired upon the conversion of this Note. In lieu of delivering physical certificates representing the shares of Common Stock issuable upon conversion of this Note, provided the Company's transfer agent is participating in DTC's FAST program, the Company shall instead use commercially reasonable efforts to cause its transfer agent to electronically transmit such shares issuable upon conversion to the Holder (or its designee), by crediting the account of the Holder's (or such designee's) broker with DTC through its DWAC program (provided that the same time periods herein as for stock certificates shall apply).

(b) Reservation of Underlying Securities. The Company covenants that it will at all times reserve and keep available for Holder, out of its authorized and unissued Common Stock solely for the purpose of issuance upon conversion of this Note, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, **one time** the number of shares of Common Stock as shall be issuable upon the conversion of the Principal Amount of this Note to Common Stock (the "**Required Reserve**"). The Company covenants that all shares of Common Stock that shall be issuable will, upon issue, be duly authorized, validly issued, fully-paid, non-assessable and freely-tradable (if eligible). The Company agrees that the maintenance of the Required Reserve is a material term of this Note and any breach of this Section 2.00(b) will result in a default of the Note.

(c) Conversion Limitation. The Holder will not submit a conversion to the Company that would result in the Holder beneficially owning more than 9.99% of the then total outstanding shares of the Company ("**Restricted Ownership Percentage**").

(d) Shorting and Hedging. Holder may not engage in any "shorting" or "hedging" transaction(s) in the Common Stock prior to conversion.

(e) Conversion Right Unconditional. If the Holder shall provide a Conversion Notice as provided herein, the Company's obligations to deliver Common Stock shall be absolute and unconditional, irrespective of any claim of setoff, counterclaim, recoupment, or alleged breach by the Holder of any obligation to the Company.

Section 3.00 Representations and Warranties of Holder.

Holder hereby represents and warrants to the Company that:

(a) Holder is an "accredited investor," as such term is defined in Regulation D of the Securities Act of 1933, as amended (the "**1933 Act**"), and will acquire this Note and the Underlying Shares (collectively, the "**Securities**") for its own account and not with a view to a sale or distribution thereof as that term is used in Section 2(a)(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws. Holder has such knowledge and experience in financial and business matters that such Holder is capable of

evaluating the merits and risks of the Securities. Holder can bear the economic risk of the Securities, has knowledge and experience in financial business matters and is capable of bearing and managing the risk of investment in the Securities. Holder recognizes that the Securities have not been registered under the 1933 Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities is registered under the 1933 Act or unless an exemption from registration is available. Holder has carefully considered and has, to the extent Holder believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, and has determined that the Securities are a suitable investment for it. Holder has not been offered the Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Holders' knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Holder has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on behalf of the Company, concerning the terms and conditions of the Securities and the Company, and all such questions have been answered to the full satisfaction of Holder. The Company has not supplied Holder any information regarding the Securities or an investment in the Securities other than as contained in this Agreement, and Holder is relying on its own investigation and evaluation of the Company and the Securities and not on any other information.

(b) The Holder is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. The Holder is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(c) All corporate action has been taken on the part of the Holder, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Note. The Holder has taken all corporate action required to make all of the obligations of the Holder reflected in the provisions of this Note, valid and enforceable obligations.

(d) Each certificate or instrument representing Securities will be endorsed with the following legend (or a substantially similar legend), unless or until registered under the 1933 Act or exempt from registration:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Section 4.00 General.

(a) Amendments. This Note may not be modified or amended, or any of the provisions of this Note waived, except by written agreement of the Company and the Holder.

(b) Governing Law; Jurisdiction.

(i) Governing Law. This Note will be governed by, and construed and interpreted in accordance with, the laws of the Commonwealth of Puerto Rico without regard to any conflicts of laws or provisions thereof that would otherwise require the application of the law of any other jurisdiction.

(ii) Jurisdiction and Venue. Any dispute, claim, suit, action or other legal proceeding arising out of or relating to this Note or the rights and obligations of each of the parties shall be brought only in the San Juan, Puerto Rico or in the federal courts of the United States of America located in San Juan, Puerto Rico.

(iii) No Jury Trial. The Company hereto knowingly and voluntarily waives any and all rights it may have to a trial by jury with respect to any litigation based on, or arising out of, under, or in connection with, this Note.

(iv) Delivery of Process by the Holder to the Company. In the event of an action or proceeding by the Holder against the Company, and only by the Holder against the Company, service of copies of summons and/or complaint and/or any other process that may be served in any such action or proceeding may be made by the Holder via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Company at its last known attorney as set forth in its most recent SEC filing.

(v) Notices. Any notice required or permitted hereunder (including Conversion Notices) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

(c) No Bad Actor. No officer or director of the Company would be disqualified under Rule 506(d) of the Securities Act of 1933, as amended, on the basis of being a "bad actor" as that term is established in the September 13, 2013 Small Entity Compliance Guide published by the SEC.

(d) Usury. If it shall be found that any interest or other amount deemed interest due hereunder violates any applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal, fees, liquidated damages or interest on this Note.

IN WITNESS WHEREOF, the Company has caused this Promissory Note to be duly executed on the day and in the year first above written.

BOXLIGHT CORPORATION

By: *[signature]*

Name: Michael Pope

Title: President

Email: michael.pope@boxlight.com

Address: 1045 Progress Circle
Lawrenceville, GA 30043

This Promissory Note of May 16, 2018 is accepted this 16 day of May, 2018 by

HARBOR GATES CAPITAL, LLC

By: *[signature]*

Name: Michael Sobeck
Title: Manager

EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert all or part of that certain $500,000 Promissory Note identified as the Note)

DATE: ____________________

FROM: Harbor Gates Capital, LLC (the "Holder")

Re: $500,000 Promissory Note (this "Note") originally issued by Boxlight Corporation, a Nevada corporation, to Harbor Gates Capital, LLC on May 16, 2018.

The undersigned on behalf of **Harbor Gates Capital, LLC,** hereby elects to convert $____________________ of the aggregate outstanding Principal Amount (as defined in the Note) indicated below of this Note into shares of Common Stock, $0.0001 par value per share, of Boxlight Corporation (the "Company"), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. The undersigned represents as of the date hereof that, after giving effect to the conversion of this Note pursuant to this Conversion Notice, the undersigned will not exceed the "Restricted Ownership Percentage" contained in this Note.

Conversion information:

____
Date to Effect Conversion

____
Aggregate Principal Sum of Note Being Converted

____
Aggregate Interest/Fees of Principal Amount Being Converted

____
Remaining Principal Balance

____
Number of Shares of Common Stock to be Issued

____
Applicable Maturity Default Conversion Price

____
Signature

____
Name

____
Address

EXHIBIT B

WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF

BOXLIGHT CORPORATION

The undersigned, being directors of Boxlight Corporation, a Nevada corporation (the "Company"), acting pursuant to the Bylaws of the Corporation, do hereby consent to, approve and adopt the following preamble and resolutions:

Convertible Note with Harbor Gates Capital, LLC

The board of directors of the Company has reviewed and authorized the following documents relating to the issuance of a Promissory Note in the amount of $500,000 with Harbor Gates Capital, LLC.

The documents agreed to and dated May 16, 2018 are as follows:

7% Promissory Note of Boxlight Corporation
Irrevocable Transfer Agent Instructions
Certificate of Corporate Secretary
Disbursement Instructions

IN WITNESS WHEREOF, the undersign member(s) of the board of the Company executed this unanimous written consent as of May 16, 2018.

Michael Pope

By: Michael Pope

Its: President and Director

EXHIBIT C

CERTIFICATE OF CORPORATE SECRETARY OF

BOXLIGHT CORPORATION

(Two Pages)

The undersigned, Takesha Brown is the duly elected Corporate Secretary of Boxlight Corporation, a Nevada corporation (the "**Company**").

I hereby warrant and represent that I have undertaken a complete and thorough review of the Company's corporate and financial books and records, including, but not limited to, the Company's records relating to the following:

(A) The issuance of that certain Promissory Note dated May 16, 2018 (the "**Note Issuance Date**") issued to Harbor Gates Capital, LLC (the "**Holder**") in the stated original principal amount of $500,000 (the "**Note**");

(B) The Company's Board of Directors duly approved the issuance of the Note to the Holder;

(C) The Company has not received and does not contemplate receiving any new consideration from any persons in connection with any later conversion of the Note and the issuance of the Company's Common Stock upon any said conversion;

(D) To my best knowledge and after completing the aforementioned review of the Company's stockholder and corporate records, I am able to certify that the Holder (and the persons affiliated with the Holder) are not officers, directors, or directly or indirectly, ten percent (10.00%) or more stockholders of the Company and none of said persons has had any such status in the one hundred (100) days immediately preceding the date of this Certificate;

(E) The Company's Board of Directors have approved duly adopted resolutions approving the Irrevocable Instructions to the Company's Stock Transfer Agent dated May 16, 2018;

(F) Mark the appropriate selection:

X The Company represents that it is not a "shell company," as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, and has never been a shell company, as so defined; or

___ The Company represents that (i) it was a "shell company," as that term is defined in Section 12b-2 of the Securities Exchange Act of 1934, as amended, (ii) since ______, 201__, it has no longer been a shell company, as so defined, and (iii) on _______, 201__, it provided Form 10-type information in a filing with the Securities and Exchange Commission.

(G) I understand the constraints imposed under Rule 144 on those persons who are or may be deemed to be "affiliates," as that term is defined in Rule 144(a)(1) of the Securities Act of 1933, as amended.

(H) I understand that all of the representations set forth in this Certificate will be relied upon by counsel to Harbor Gates Capital, LLC in connection with the preparation of a legal opinion.

I hereby affix my signature to this Certificate and hereby confirm the accuracy of the statements made herein.

Signed: Takesha Brown **Date:** 5/16/18

Name: Takesha Brown Title: 5/16/18

EXHIBIT D

TO: Harbor Gates Capital, LLC

FROM: Boxlight Corporation

DATE: May 16, 2018

RE: Disbursement of Funds

Pursuant to that certain Promissory Note between the parties listed above and dated May 16, 2018, a disbursement of funds will take place in the amount and manner described below:

Please disburse to:	
Amount to disburse:	$500,000
Form of distribution	Wire
Name	Boxlight Corporation
Company Address	1045 Progress Circle Lawrenceville, GA 30024
Wire Instructions:	Bank: SunTrust Bank ABA Routing Number: 061000104 Account Number: 1000176981008 SWIFT Code: SNTRUS3A Account Name: Boxlight, Inc. Phone: 678-367-0809 X423

TOTAL: $500,000

For: Boxlight Corporation

By: *Michael Pope*
Name: Michael Pope
Its: President

Dated: May 16, 2018

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

DATE: May 16, 2018

VStock Transfer, LLC
18 Lafayette Place
Woodmere, NY 11598

Ladies and Gentlemen:

On behalf of **Boxlight Corporation**, a Nevada corporation (the "*Company*"), reference is made to that certain Promissory Note with an original principal value of $500,000 (the "*Note*") along with exhibits A, B, C, and D of the Note, all dated May 16, 2018, by and between the Company and **Harbor Gates Capital, LLC,** a Wyoming limited liability company (the "*Holder*"). A copy of the above are attached hereto. Pursuant to the terms of the Note the Holder is given the right to convert, from time to time, all or any portion of the Principal Amount of the Note into shares of common stock (the "*Shares*") of the Company (the "*Common Stock*" or "*Subject Shares*"). We ask that you familiarize yourself with your issuance and delivery obligations as Transfer Agent, contained herein.

From and after the date hereof and until all of Company's obligations under the Note are paid and performed in full: (a) you are hereby authorized to establish a reserve of shares of authorized but unissued Common Stock of the Company in an amount not less than **133,750 shares** (the "*Transfer Agent Reserve*") for issuance upon partial or full conversion of the Note listed above in accordance with the terms thereof, (b) you shall maintain and hold the Transfer Agent Reserve for the exclusive benefit of Holder, (c) you shall issue the shares of Common Stock held in the Transfer Agent Reserve to Holder only, (d) you shall immediately add shares of Common Stock to the Transfer Agent Reserve as and when requested by Company or Holder in writing from time to time.

The ability to convert the Principal Amount of the Note in a timely manner is a material obligation of the Company pursuant to the Note. Your firm is hereby irrevocably authorized and instructed to issue shares of Common Stock of the Company (without any restrictive legend) to the Holder without any further action or confirmation by the Company upon your receipt from the Holder of (a) a notice of conversion ("*Conversion Notice*") executed by the Holder; and (b) an opinion of counsel of the Holder, in form, substance and scope customary for opinions of counsel in comparable transactions (and satisfactory to the transfer agent), to the effect that the shares of Common Stock of the Company issued to the Holder pursuant to the Conversion Notice are not "restricted securities" as defined in Rule 144 and should be issued to the Holder without any restrictive legend. Please note that a share issuance resolution is not required for each conversion since these instructions and the Note have previously been approved by a resolution of the Company's board of directors.

The Company hereby requests that your firm act immediately, without delay and without the need for any action or confirmation by the Company with respect to the issuance of Common Stock pursuant to any Conversion Notices received from the Holder. Your firm will not delay in

processing any Conversion Notices owing to the fact that the Company is in arrears of its fees and other monies owed to your firm, provided that the Holder agrees that each time a Conversion Notice is delivered to your firm, in the event the Company refuses to pay the cost associated with processing a Conversion Notice the Holder agrees to pay the cost of processing the Conversion Notice a sum not to exceed $150.00 for each such transaction.

This Transfer Agent Reserve may not be transferred, extinguished or otherwise re-assigned without prior written approval by the Holder.

The Company hereby directs you, upon request by the Holder or Holder's broker dealer, to immediately provide any capitalization structure information pertaining to the number of common shares of the Company that are issued and outstanding, authorized, reserved, or in the public float.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Holder is intended to be and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the consent of the Holder. As such, the Company hereby directs you to disregard any contrary instruction provided by or on behalf of the Company or any other person purporting to represent the Company unless accompanied by written consent from the Holder.

[Signature Page to Follow.]

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions and return a copy of this agreement to the Company and to the Holder.

Very truly yours,

BOXLIGHT CORPORATION

By: Michael Pope

Name: Michael Pope

Title: President

HARBOR GATES CAPITAL, LLC

By:____________________

Name: ____________________

Title: ____________________

Acknowledged and Agreed:

VSTOCK TRANSFER, LLC

By: ____________________ Date: __________

Name: ____________________

Title: ____________________